UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

Fortress Investment Group LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 798-6100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Fortress Investment Group LLC ("Fortress" or the "Company") today reported estimated, unaudited credit hedge fund returns for the month ended October 31, 2014 and estimated, unaudited liquid hedge fund returns for the month ended November 30, 2014 or October 31, 2014, as applicable.

Credit Hedge Funds

The following table shows our estimated, unaudited net returns by credit hedge fund:
	Estimated One Month Ended October 31, 2014(2)	Estimated Year-to-Date October 31, 2014(3)
Net Returns(1)
Drawbridge Special Opportunities Fund LP(4)	0.60%	8.35%
Drawbridge Special Opportunities Offshore Fund Ltd.(4)	0.18%	5.76%
(1)

The performance data in the table above reflect returns for a "new issue eligible," single investor class as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees and expenses borne by the above referenced funds, and incentive allocations, as applicable.

(2)

Monthly performance data are based on management's unaudited estimates, as of the date hereof, for performance of the above referenced funds for the period indicated. Such performance data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

(3)

Year-to-date performance data are based on management's unaudited estimates, as of the date hereof, for performance of the above referenced funds from January 1, 2014 through the date indicated. Such data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

(4)

The returns for the Drawbridge Special Opportunities Funds exclude unrealized gains and losses on Special Investments. Realized gains and losses on Special Investments are included in the funds' performance in the month of realization. Investors' specific performance may vary depending upon their ownership of one or more Special Investments. The returns for the Drawbridge Special Opportunities Fund LP reflects performance excluding the performance of the redeeming capital accounts which relate to December 31, 2009, December 31, 2010, December 31, 2011, December 31, 2012 and December 31, 2013 redemptions.

Liquid Hedge Funds

The following table shows our estimated, unaudited net returns by liquid hedge fund:

	Estimated One Month Ended November 30, 2014(2)	Estimated Year-to-Date November 30, 2014(3)
Net Returns(1)
Fortress Macro Fund Ltd	3.13%	(3.65)%
Fortress Macro Onshore Fund LP	3.14%	(3.62)%
Fortress Asia Macro Fund Ltd	2.01%	(3.30)%
Fortress Asia Macro Fund LP	2.01%	(3.28)%
Fortress Convex Asia Fund Ltd	(0.02)%	(4.84)%
Fortress Convex Asia Fund LP	(0.02)%	(4.84)%
Fortress Convex Asia Fund PF Ltd(4)	(0.02)%	(1.18)%
Fortress Convex Asia Fund PF LP(4)	(0.02)%	(1.18)%
	Estimated One Month Ended October 31, 2014(2)	Estimated Year-to-Date October 31, 2014(3)
Fortress Partners Fund LP(5)	(0.41)%	1.36%
Fortress Partners Offshore Fund L.P.(5)	(0.30)%	1.43%
(1)

The performance data in the table above reflect returns for a "new issue eligible investor," single investor class that subscribed on the date each of the above referenced funds was launched, as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees and expenses borne by the above referenced funds, and incentive allocations, as applicable.

(2)

Monthly performance data are based on management's unaudited estimates, as of the date hereof, for performance of the above referenced funds for the periods indicated. Such performance data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

(3)

Year-to-date performance data are based on management's unaudited estimates, as of the date hereof, for performance of the above referenced funds from January 1, 2014 through the date indicated (except for the Fortress Convex Asia PF Funds which were launched on July 1, 2014). Such data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

(4)

The performance data for the Fortress Convex Asia PF Funds reflect returns for a "new issue eligible investor," single investor class that subscribed on the date each of the above referenced funds was launched, as of the close of business on the last day of the relevant period. Such net returns reflect all expenses, including management fees, accrued incentive allocation (if any), and other expenses over the fund's Trading Level. Trading Level is defined as the product of the fund's NAV multiplied by the Funding Factor. The Funding Factor is 2x for Fortress Convex Asia Fund PF Ltd and Fortress Convex Asia Fund PF LP. The Fortress Convex Asia PF Funds were launched on July 1, 2014.

(5)

The returns for the Fortress Partners Funds include gains and losses from Special Investments. Investors' specific performance may vary depending upon their ownership of one or more Special Investments

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs as of the date of this report regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. Numerous factors, including, but not limited to, the net asset value of assets in certain Fortress funds, could cause actual events to differ from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements.

Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report, and you should not regard any forward-looking statement as a representation by the Company or any other person that the future plans, estimates or expectations currently contemplated by the Company will be achieved. You should consider any forward-looking statements included in this report in light of the risks and other important factors described in the Company's filings with the Securities and Exchange Commission, particularly those identified in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, which are available on the Company's website (www.fortress.com).

The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

* * *

This Current Report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC
(Registrant)

/s/ David N. Brooks
David N. Brooks
General Counsel

Date: December 4, 2014